Risk Management	12 Months Ended
Dec. 31, 2019
Risk Management [Abstract]
RISK MANAGEMENT

NOTE 38

RISK MANAGEMENT

Introduction and general description

The Bank, due to its activities with financial instruments is exposed to several types of risks. The main risks related to financial instruments that apply to the Bank are as follows:

-	Market risk: rises from holding financial instruments whose value may be affected by fluctuations in market conditions, generally including the following types of risk:

a.	Foreign exchange risk: this arises as a consequence of exchange rate fluctuations among currencies.
b.	Interest rate risk: this arises as a consequence of fluctuations in market interest rates.
c.	Price risk: this arises as a consequence of changes in market prices, either due to factors specific to the instrument itself or due to factors that affect all the instruments negotiated in the market.
d.	Inflation risk: this arises as a consequence of changes in Chile's inflation rate, whose effect would be mainly applicable to financial instruments denominated in UFs.

-	Credit risk: this is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party.

-	Liquidity risk: is the possibility that an entity may be unable to meet its payment commitments, or that in order to meet them, it may have to raise funds with onerous terms or risk damage to its image and reputation.

-	Capital risk: this is the risk that the Bank may have an insufficient amount and/or quality of capital to meet the minimum regulatory requirement to operate as a bank, respond to market expectations regarding its creditworthiness, and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

This note includes information on the Bank's exposure to these risks and on its objectives, policies, and processes involved in their measurement and management.

Risk management structure

The Board is responsible for the establishment and monitoring of the Bank's risk management structure, for which purpose it has an on-line corporate governance system which incorporates international recommendations and trends, adapted to Chilean regulatory conditions and given it the ability to apply the most advanced practices in the markets in which the Bank operates.

The effectiveness with which we are able to manage the balance between risk and reward is a significant factor in our ability to generate long term, stable earnings growth. Toward that end, our Board and senior management places great emphasis on risk management.

A.	Integral Risk Committee

The Integral Risk Committee of the Board is responsible for reviewing and monitoring all risks that may affect us, including reputation risk, allowing for an integral risk management. This committee serves as the governing body through which the Board supervises risk in general. It also evaluates the reasonability of the systems for measurement and control of risks.

●	Credit risk
●	Market risk
●	Operational risk
●	Solvency risk (BIS)
●	Legal risks
●	Compliance risks
●	Reputational risks

This Committee includes the Vice Chairman of the Board and five Board members. This committee also includes the CEO, the Director of Risk and other senior level executives from the commercial side of our business.

B. Audit Committee

The Audit Committee (Comité de Directores y Auditoría) is comprised of three members of the Board of Directors. The Chief Executive Officer, General Auditor and other persons from the Bank can be invited to the meetings if necessary and are present on specific matters. This Committee's primary responsibility is to support the Board of Directors in the continuous improvement of our system of internal controls, which includes reviewing the work of both the external auditors and the Internal Audit Department. The committee is also responsible for analyzing observations made by regulatory entities of the Chilean financial system about us and for recommending measures to be taken by our management in response. This committee also performs functions of a remuneration committee as established in Chilean Law, and reviews annually the salary and bonus programs for the executive officers of the Bank. The external auditors are recommended by this committee to our Board of Directors and appointed by our shareholders at the annual shareholders' meeting.

C. Asset and Liability Committee

The ALCO includes the Chairman of the Board and five additional members of the Board, the Chief Executive Officer, the Corporate Financial Controller, the Manager of the Financial Management Division, the Manager of Market Risk, the Manager of the Treasury Division, and other senior members of management. The ALCO meets monthly. All limits reviewed by the ALCO are measured and prepared by the Market Risk Department. The non-Board members of the ALCO meet weekly to review liquidity, funding, capital and market risk related matters.

The main functions of the ALCO are:

●	Making the most important decisions regarding our exposure to inflation, interest rate risk, funding, capital and liquidity levels. The main limits set and monitored by the ALCO (and measured by the Market Risk Department) are:

●	Review of the Bank's inflation gap

●	Review of the evolution of the most relevant local and international markets and monetary policies

D. Market Committee

The Market Committee includes the Vice-Chairman of the Board, three additional members of the Board, the Chief Executive Officer, the Manager of Global Banking and Markets, the Manager of the Treasury Division, the Manager of the Financial Management Division, the Manager of Market Risk, the Financial Controller and other senior members of management.

The Market Committee is responsible for:

●	Establishing a strategy for the Bank's trading investment portfolio

●	Establishing the Bank's policies, procedures and limits with respect to its trading portfolio. The Bank's Market Risk Department measures all risks and limits and reports these to the Market Committee

●	Reviewing the net foreign exchange exposure and limit

●	Reviewing the evolution of the most relevant local and international markets and monetary policies

E. Risk Department

All issues regarding risk in the Bank are the responsibility of the Bank's Risk Department. The Risk Department reports to the CEO but has full independence, and no risk decisions can be made without its approval.

Credit risk

Credit risk is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party. The Bank consolidates all elements and components of credit risk exposure to manage credit risk (i.e., individual delinquency risk, inherent risk of a business line or segment, and/or geographical risk).

In Note 9 and Note 11, we present our net exposure to credit risk at December 31, 2019 and 2018.

Credit Risk Governance

The Risk Division, our credit analysis and risk management group, is largely independent of our Commercial Division, Risk evaluation teams interact regularly with our clients. For larger transactions, risk teams in our headquarters work directly with clients when evaluating credit risks and preparing credit applications. Various credit approval committees, all of which include Risk Division and Commercial Division personnel, must verify that the appropriate qualitative and quantitative parameters are met by each applicant. Each committee's powers are defined by our Board of Directors.

Santander-Chile's governance rules have established the existence of the Integral Risk Committee. This committee is responsible for revising and following all risks that may affect us, including reputational risk, allowing for an integral risk management. This committee serves as the governing body through which the Board supervises all risk functions. It also evaluates the reasonability of the systems for measurement and control of risks. This Committee includes the Vice Chairman of the Board and five Board members.

The Board has delegated the duty of credit risk management to the Integral Risk Committee, as well as to the Bank's risk departments, whose roles are summarized below:

●	Verify compliance with the strategic objectives of the group, depending on both assumed and potential risk, and alerting management to such risks.
●	Propose the primary metrics for risk appetite framework.
●	Review the level of compliance with regulatory provisions and recommendations issued by the Local and External Supervisors, ensuring their implementation on the stipulated dates.
●	Analyze with a comprehensive vision, the map of recommendations and incidents formulated by the different control instances (FMC-former SBIF, DAI and External Audit) in order to identify the main risks involved.
●	Review the risk benchmark analysis, and from its results, identify and propose "best practices" or corrective / preventive actions, ensuring their proper implementation.

●	Review the adequate management of risks by the management areas, formulating where appropriate, the mitigation actions in accordance with the policies approved by the Board.
●	Monitoring, analysis and control of the limits defined in the Risk Framework (basic and complementary metrics) and the key credit risk indicators of each zone, segment or product, identifying possible sources of concern.
●	Analyze the relevant aspects of the risk (exogenous variables), which could eventually materialize in possible losses for the business (emerging risks).
●	Analyze and propose eventual changes in the policies and procedures used by the Bank for the administration, control and management of risks, when inconsistencies or vulnerabilities are verified.
●	Encourage compliance by the Bank with the best corporate governance practices in risk management,
●	Pre-review the documents of type 0 and 1 (Frames and Models) that were defined in the Approval Hierarchy model, which must then be approved in the Directory.
●	Perform, according to the calendar proposed by the Risk Department or on request, the sectoral analyzes considered relevant.
●	Review of risks in terms of Risk Compliance and Reputational Risk.
●	Any other task that the Board deems necessary.

The following diagram illustrates the governance of our credit risk division including the committees with approval power:

Role of Santander Spain's Global Risk Department: Credit Risk

In matters regarding Credit Risk, Santander Spain's Global Risk Department has the following role:

●	All credit risks greater than U.S.$80 million, after being approved locally, are reviewed by Santander Spain. This additional review ensures that no global exposure limit is being breached.
●	In standardized risks, the consumer and mortgage scoring models are developed locally but are reviewed and approved by Santander Spain's Global Risk Department.

●	For each scoring model, a quarterly Risk Report is prepared, which is reviewed locally and is also sent to Santander Analitycs (Santander Spain). This report includes the evolution of basic credit risk parameters such as loan amounts, non-performance, charge-offs and provisions.
●	Monthly, the Controller of the Risk Department sends a report to Santander Spain's Global Risk Department covering all the main indicators regarding credit risk and the evolution of credit risk as compared to the budgeted levels.

Impairment assessment (policy applicable from January 1, 2019)

In accordance with the requirements of IFRS 9 the Bank has developed a new credit risk model, applicable from January 1, 2019.

a.	Definition of default and cure

The Bank considers a financial instrument defaulted and therefore Stage 3 for ECL calculations in all cases when the borrower becomes 90 days past due on its contractual payments.

As a part of a qualitative assessment of whether a customer is in default, the Bank also considers a variety of instances that may indicate unlikeliness to pay. Such events include:

●	Internal rating of the borrower indicating default or near default
●	The borrower requesting emergency funding from the Bank
●	The borrower having past due liabilities to public creditors or employees
●	The borrower is deceased
●	A material decrease in the underlying collateral value where the recovery of the loan is expected from the sale of the collateral
●	A material decrease in the borrower's turnover or the loss of a major customer
●	A covenant breach not waived by the Bank
●	The debtor (or any legal entity within the debtor's group) filing for bankruptcy application/protection
●	Debtor's listed debt or equity suspended at the primary exchange because of rumors or facts about financial difficulties

It is the Bank's policy to consider a financial instrument as 'cured' and therefore re-classified out of Stage 3 when none of the default criteria have been present for at least twelve consecutive months (and 24 months for special vigilance operations). The decision whether to classify an asset as Stage 2 or Stage 1 once cured depends on the updated credit grade, at the time of the cure, and whether this indicates there has been a significant increase in credit risk compared to initial recognition.

b.	Internal rating and PD estimation

The Bank's Credit Risk Department operates its internal rating models. The models incorporate both qualitative and quantitative information and, in addition to information specific to the borrower utilise supplemental external information that could affect the borrower's behavior. The internal credit grades are assigned based on the internal scoring policy, PDs are then adjusted for IFRS 9 ECL calculations to incorporate forward looking information and the IFRS 9 Stage classification of the exposure.

The following table shows quality assets and its related provision, based on our internal scoring policy as of December 31, 2019 and 2018:

	December 31, 2019
	Individually assessed
Commercial	Stage 1	Stage 2	Stage 3	Total Individual	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
Portfolio	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%

A1	99,042	-	-	99,042	0.30%	2	-		2	0.00%
A2	907,659	37	-	907,696	2.78%	443	-		443	0.05%
A3	2,418,990	61	-	2,419,051	7.41%	2,617	-		2,617	0.29%
A4	3,262,671	7,184	-	3,269,855	10.01%	4,399	22		4,421	0.49%
A5	2,188,717	22,163	-	2,210,880	6.77%	7,618	515		8,133	0.91%
A6	1,086,401	47,157	487	1,134,045	3.47%	6,461	1,410	208	8,079	0.90%
B1	-	603,201	-	603,201	1.85%	-	12,641	-	12,641	1.41%
B2	-	82,781	560	83,341	0.26%	-	3,773	205	3,978	0.44%
B3	-	85,034	817	85,851	0.26%	-	3,367	261	3,628	0.40%
B4	-	83,039	50,662	133,701	0.41%	-	4,085	21,910	25,995	2.90%
C1	-	45,433	113,004	158,437	0.48%	-	3,516	50,440	53,956	6.02%
C2	-	8,865	66,965	75,830	0.23%	-	614	28,504	29,118	3.25%
C3	-	15,762	32,839	48,601	0.15%	-	221	11,281	11,502	1.28%
C4	-	2,405	38,967	41,372	0.13%	-	170	20,039	20,209	2.26%
C5	-	847	44,057	44,904	0.14%	-	43	27,586	27,629	3.08%
C6	-	998	52,649	53,647	0.16%	-	12	35,732	35,744	3.99%
Subtotal	9,963,480	1,004,967	401,007	11,369,454	34.80%	21,540	30,389	196,166	248,095	27.69%

	Collectively assessed
	Stage 1	Stage 2	Stage 3	Total Group	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
Commercial	3,839,143	240,100	413,628	4,492,871	13.75%	35,887	25,555	197,032	258,474	28.84%
Mortgage	10,275,966	457,948	529,081	11,262,995	34.47%	8,446	14,509	78,104	101,059	11.28%
Consumer	4,963,047	292,718	290,430	5,546,195	16.98%	67,396	50,808	170,263	288,467	32.19%
Subtotal	19,078,156	990,766	1,233,139	21,302,061	65.20%	111,729	90,872	445,399	648,000	72.31%
Total	29,041,636	1,995,733	1,634,146	32,671,515	100.00%	133,269	121,261	641,565	896,095	100.00%

	December 31, 2018
	Individually assessed
Commercial	Stage 1	Stage 2	Stage 3	Total Individual	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
Portfolio	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%

A1	29,998	-	-	29,998	0,10%	2	-	-	2	0,00%
A2	1,074,789	-	-	1,074,789	3,56%	525	-	-	525	0,06%
A3	2,699,684	309	-	2,699,993	8,94%	2,526	-	-	2,526	0,29%
A4	3,200,608	16,546	-	3,217,154	10,65%	8,865	323	-	9,188	1,04%
A5	1,755,259	26,141	-	1,781,400	5,90%	11,296	453	-	11,749	1,33%
A6	935,499	45,671	-	981,170	3,25%	6,975	2,213	-	9,188	1,04%
B1	-	494,915	187	495,102	1,64%	-	14,107	79	14,186	1,61%
B2	-	81,955	156	82,111	0,27%	-	2,786	66	2,852	0,32%
B3	-	67,089	614	67,703	0,22%	-	3,841	233	4,074	0,46%
B4	-	47,653	45,480	93,133	0,31%	-	2,488	19,688	22,176	2,51%
C1	-	46,383	108,325	154,708	0,51%	-	2,548	48,147	50,695	5,75%
C2	-	15,678	39,246	54,924	0,18%	-	1,261	18,171	19,432	2,20%
C3	-	19,655	26,204	45,859	0,15%	-	733	10,803	11,536	1,31%
C4	-	3,560	32,445	36,005	0,12%	-	246	17,077	17,323	1,96%
C5	-	703	64,762	65,465	0,22%	-	32	40,541	40,573	4,60%
C6	-	1,525	69,511	71,036	0,22%	-	35	43,310	43,345	4,91%
Subtotal	9,695,837	867,783	386,930	10,950,550	36,24%	30,189	31,066	198,115	259,370	29,39%

	Collectively assessed
	Stage 1	Stage 2	Stage 3	Total Group	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
Commercial	3,616,969	232,472	386,154	4,235,595	14,02%	43,541	24,574	179,317	247,432	28,04%
Mortgage	4,341,740	249,039	285,510	4,876,289	16,14%	70,904	54,372	159,066	284,342	32,23%
Consumer	9,258,962	447,496	444,523	10,150,981	33,60%	9,006	15,102	67,162	91,270	10,34%
Subtotal	17,217,671	929,007	1,116,187	19,262,865	63,76%	123,451	94,048	405,545	623,044	70,61%
Total	26,913,508	1,796,790	1,503,117	30,213,415	100,00%	153,640	125,114	603,660	882,414	100,00%

In relation to the credit quality of the investment portfolio, local regulations specify that banks are able to hold only local and foreign fixed–income securities except in certain cases. Additionally, Banco Santander-Chile has internal policies to ensure that only securities approved by the Market Risk department, which are stated in the documents "APS" – Products and underlying Approval, are acquired. The Credit Risk Department sets the exposure limits to those approved APS's. The APS is updated on daily basis.

As of December 31, 2019, 99% our total investment portfolio corresponds to securities issued by the Chilean Central Bank and US treasury notes.

c.	Exposure at default

The exposure at default (EAD) represents the gross carrying amount of the financial instruments subject to the impairment calculation, addressing both the client's ability to increase its exposure while approaching default and potential early repayments too.

To calculate the EAD for a Stage 1 loan, the Bank assesses the possible default events within 12 months for the calculation of the 12mECL. However, if a Stage 1 loan that is expected to default in the 12 months from the balance sheet date and is also expected to cure and subsequently default again, then all linked default events are taken into account. For Stage 2, Stage 3 the exposure at default is considered for events over the lifetime of the instruments.

d.	Loss given default

The credit risk assessment is based on a standardised LGD assessment framework that results in a certain LGD rate. These LGD rates take into account the expected EAD in comparison to the amount expected to be recovered or realised from any collateral held.

The Bank segments its retail lending products into smaller homogeneous portfolios (evaluated collective), based on key characteristics that are relevant to the estimation of future cash flows. The applied data is based on historically collected loss data and involves a wider set of transaction characteristics (i.e., product type, wider range of collateral types) as well as borrower characteristics.

Further recent data and forward-looking economic scenarios are used in order to determine the IFRS 9 LGD rate for each group of financial instruments. Under IFRS 9, LGD rates are estimated for the Stage 1, Stage 2, Stage 3 IFRS 9 segment of each asset class. The inputs for these LGD rates are estimated and, where possible, calibrated through back testing against recent recoveries. These are repeated for each economic scenario as appropriate.

e.	Significant increase in credit risk (SICR)

The Bank continuously monitors all assets subject to ECLs. In order to determine whether an instrument or a portfolio of instruments is subject to 12 month ECL or Lifetime ECL, the Bank assesses whether there has been a significant increase in credit risk since initial recognition.

The Bank also applies a secondary qualitative method for triggering a significant increase in credit risk for an asset, such as moving a customer/facility to the watch list (Special vigilance). The Bank may also consider that events explained in letter a) above are a significant increase in credit risk as opposed to a default. Regardless of the change in credit grades, if contractual payments are more than 30 days past due, the credit risk is deemed to have increased significantly since initial recognition.

When estimating ECLs on a collective basis for a group of similar assets, the Bank applies the same principles for assessing whether there has been a significant increase in credit risk since initial recognition.

Quantitative criteria for SICR Stage 2:

The quantitative criteria is used to identify where an exposure has increased in credit risk and it is applied based on whether an increase in the lifetime PD since the recognition date exceeds the threshold set in absolute terms. The following formula is used to determine such threshold:

Threshold = Lifetime PD (at reporting date) – Lifetime PD (at origination)

Collectively assessed				Individually assessed
Mortgages	Other loans	Revolving (Credit cards)	Collectively assessed SME	Individually assessed SME	Middle market	Corporate and Investment Banking
39.57%	39.11%	15.73%	39.11%	22.69%	4.5%	Santander Group criteria

There is also a relative threshold of 100% of all portfolios with the exception of the Corporate and Investment Banking Portfolio.

Qualitative criteria for SICR Stage 2:

The qualitative criteria is based on the existence of evidence that leads to an automatic classification of financial instruments in stage 2, mainly 30 days overdue and restructured. Thresholds of SICR are calibrated based on the average ECL of exposures that are 30 days overdue or with a level of credit risk considered to be "significant".

Collectively assessed				Individually assessed
Mortgages	Other loans	Revolving (Credit cards)	Collectively assessed SME	Individually assessed SME	Middle market	Corporate and Investment Banking
Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days
Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring
				Clients that are considered to be substandard or in incompliance (pre-legal action)	Clients that are considered to be substandard or in incompliance (pre-legal action)	Clients that are considered to be substandard or in incompliance (pre-legal action)

These thresholds are defined by the Model Committee and the Integral Risk Committee, and are evaluated annually with updates made depending on impacts and definitions of the risk models associated to each portfolio.

f.	Grouping financial assets measured on a collective basis

The Bank calculates ECLs either on a collective or an individual basis.

The evaluates on individual basis commercial loans that are greater than Ch$400 million (US$240,000), while smaller commercial loans, mortgage loans and consumer loans are grouped into homogeneous portfolios, based on a combination of internal and external characteristics.

g.	Modified loans

When loan measured at amortised cost has been renegotiated or modified but not derecognised, the Bank must recognise the resulting gains or losses as the difference between the carrying amount of the original loans and modified contractual cash flows discounted using the EIR before modification.

If the modification does not result in derecognition, then the subsequent assessment of whether there is a significant increase in credit risk is made comparing the risk at the reporting date based on the modified contractual term and the risk at initial recognition based on the original, unmodified contractual term.

If the modification results in derecognition, then the modified asset is considered to be a new asset. Accordingly, the date of modification is treated as the date of initial recognition for the purposes of the impairment requirements.

	As of December 31, 2019				As of December 31, 2018
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Gross carrying amount	29,041,636	1,995,733	1,634,146	32,671,515	26,913,508	1,796,790	1,503,116	30,213,415
Modified loans	-	512,529	611,316	1,123,845	-	582,513	815,094	1,397,607
%	-	25.68%	37.41%	3.44%	-	32.42%	54.23%	4.63%

ECL allowance	133,269	121,261	641,565	896,095	153,640	125,114	603,660	882,414
Modified loans	-	36,329	242,649	278,978	-	44,099	323,802	367,901
%	-	29.96%	37.82%	31.13%	-	35.25%	53.64%	41.69%

h.	Analysis of risk concentration

The following table shows the risk concentration by industry, and by stage before ECL allowance of loans and account receivable at amortised cost:

	December 31, 2019				December 31, 2018
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
Commercial	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
loans
Manufacturing	1,110,484	107,356	67,974	1,285,814	992,786	92,931	54,048	1,139,765
Mining	280,297	123,005	3,739	407,041	182,342	21,821	4,585	208,748
Electricity, gas, and water	309,941	22,907	8,196	341,044	384,288	22,365	2,279	408,932
Agriculture and livestock	1,020,857	172,984	93,440	1,287,281	934,199	166,271	100,781	1,201,251
Forest	132,483	17,035	15,689	165,207	120,371	9,402	14,115	143,888
Fishing	223,980	24,879	7,695	256,554	238,348	11,104	3,569	253,021
Transport	665,570	64,115	34,192	763,877	716,493	55,011	37,802	809,306
Communications	206,660	28,122	6,168	240,950	178,215	30,407	7,222	215,844
Construction (*)	782,265	85,435	106,568	974,268	723,600	88,691	93,747	906,038
Commerce	2,655,982	110,326	30,107	2,796,415	2,950,517	189,623	199,924	3,340,064
Services	2,971,563	190,097	204,472	3,366,132	1,771,595	81,159	12,915	1,865,669
Other	3,442,541	298,806	236,395	3,977,742	4,120,052	331,470	242,097	4,693,619

Subtotal	13,802,623	1,245,067	814,635	15,862,325	13,312,806	1,100,255	773,084	15,186,145

Mortgage loans	10,275,966	457,948	529,081	11,262,995	9,258,962	447,496	444,523	10,150,981

Consumer loans	4,963,047	292,718	290,430	5,546,195	4,341,740	249,039	285,510	4,876,289

Total	29,041,636	1,995,733	1,634,146	32,671,515	26,913,508	1,796,790	1,503,117	30,213,415

(*)	In 2019 we improved the classification of our construction loans, reassigning loans for real state rental investment companies to services.

i.	Macro economical forward-looking information and scenarios

The annual growth forecasts for the most relevant macroeconomic variables for each of our scenarios are as follows:

	Average estimates 2020 - 2021
	Unfavorable scenario 2	Unfavorable scenario 1	Base scenario	Favorable scenario 1	Favorable scenario 2
Official interest rate	0.25%	0.50%	1.59%	3.20%	4.42%
Unemployment rate	7.31%	6.96%	6.50%	6.04%	5.70%
Housing Price growth	(1.70)%	1,04%	4.67%	8.30%	11.04%
GDP growth	(1.16)%	0.67%	3.12%	5.56%	7.40%
Consumer Price Index	(0.26)%	1.07%	2.82%	4.57%	5.90%

The highest probability of occurrence is associated to the base scenario, while the extreme scenarios have a lower probability than the more moderate scenarios.

The methodology used for the generation of the local scenarios is based on the Methodology Framework of the Corporate Research Service and is applied to the loan portfolio with the exception of loans from the Corporate and Investment Banking segment which uses global scenarios as defined by the Santander Group. The probabilities for the scenarios must total 100% and be symmetrical.

Local scenario		Global scenario
	Probability weighting		Probability weighting
Favorable scenario 2	10%	Favorable scenario 1	30%
Favorable scenario 1	15%	Base scenario	40%
Base scenario	50%	Unfavorable scenario 1	30%
Unfavorable scenario 1	15%
Unfavorable scenario 2	10%

The ECL allowance sensibility to future macro-economic conditions is as follows:

	December 31, 2019	December 21, 2018
	MCh$	MCh$
Reported ECL allowance	896,095	882,414
Gross carrying amount	32,671,515	30,213,415

Reported ECL Coverage	2.74%	2.92%

ECL amount by scenarios
Favorable scenarios 2	797,501	745,089
Favorable scenarios 1	835,956	815,113
Base scenarios	884,480	879,358
Unfavorable scenarios 2	929,802	949,329
Unfavorable scenarios 2	962,437	970,563

Coverage ratio by scenarios
Favorable scenarios 2	2.44%	2.46%
Favorable scenarios 1	2.56%	2.69%
Base scenarios	2.71%	2.90%
Unfavorable scenarios 2	2.85%	3.13%
Unfavorable scenarios 2	2.95%	3.21%

j.	Collateral and other credit enhancement

The amount and type of collateral required depends on an assessment of the credit risk of the counterparty. Guidelines are in place covering the acceptability and valuation of each type of collateral.

The main types of collateral obtained are, as follows:

●	For securities lending and reverse repurchase transactions, cash or securities
●	For corporate and small business lending, charges over real estate properties, inventory and trade receivables and, in special circumstances, government guarantees
●	For retail lending, mortgages over residential properties

The following table show the maximum exposure to credit risk by class of financial asset, associated collateral and the net exposure to credit risk:

	As of December 31,
	2019				2018
	Maximum exposure to credit risk	Collateral	Net exposure	Associated ECL	Maximum exposure to credit risk	Collateral	Net exposure	Associated ECL
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Commercial loans	15,928,491	8,180,015	7,748,476	506,670	15,254,838	7,369,291	7,885,547	506,908
Mortgage loans	11,262,995	10,725,604	537,391	101,059	10,150,981	9,699,324	451,657	91,270
Consumer Loans	5,546,195	748,577	4,797,618	288,467	4,876,289	754,920	4,121,369	284,342
Total	32,737,681	19,654,196	13,083,485	896,196	30,282,108	17,823,535	12,458,537	882,520

(*)	Includes Loans and account receivable at FVOCI

According to the Bank's policy when an asset (real state) is repossessed are transferred to assets held for sale at their fair value less cost to sell as non-financial assets at the repossession date.

Maximum exposure to credit risk

Financial assets and off-balance sheet commitments

For financial assets recognised in the Consolidated Statements of Financial Position, maximum credit risk exposure equals their carrying value. Below is the distribution by financial asset and off-balance sheet commitments of the Bank's maximum exposure to credit risk as of December 31, 2019 and 2018, without deduction of collateral, security interests or credit improvements received:

		As of December 31,
		2019	2018
		Amount of exposure	Amount of exposure
	Note	MCh$	MCh$

Deposits in banks	5	2,693,342	1,240,578
Cash items in process of collection	5	355,062	353,757
Financial derivative contracts	8	8,148,608	3,100,635
Financial assets held for trading	6	270,204	77,041
Loans and account receivable at amortised cost / Loans and account receivable at FVOCI	9 /10	31,841,485	29,399,589
Debt instrument at fair value through other comprehensive income	11	4,010,272	2,394,323

Off-balance commitments:
Letters of credit issued		140,572	223,420
Foreign letters of credit confirmed		70,192	57,038
Performance guarantees		1,929,894	1,954,205
Available credit lines		8,732,422	8,997,650
Personal guarantees		451,950	133,623
Other irrevocable credit commitments		485,991	327,297
Total		59,129,994	48,345,002

Foreign derivative contracts

As of December 31, 2019, the Bank's foreign exposure -including counterparty risk in the derivative instruments' portfolio- was USD 2,309 million or 3,65% of assets. In the table below, exposure to derivative instruments is calculated by using the equivalent credit risk; which equals the replacement carrying amount plus the maximum potential value, considering the cash collateral that minimizes exposure.

Below, there are additional details regarding our exposure for those countries classified above 1 and represents our majority of exposure to categories other than 1, Below we detail as of December 31, 2019, considering fair value of derivative instruments.

Country	Classification	Derivative Instruments (adjusted to market) USD	Deposits USD	Loans USD	Financial investments USD	Total Exposure USD
China	2	0.00	0.00	7.23	0.00	7.23
Colombia	2	1.24	0.00	0.00	0.00	1.24
Italy	2	0.00	1.36	0.32	0.00	1.68
Mexico	2	9.42	0.04	0.00	0.00	9.46
Panama	2	1.50	0.00	0.00	0.00	1.50
Peru	2	2.20	0.00	0.00	0.00	2.20
Uruguay	2	0.00	0.00	0.10	0.00	0.10
Total		14.36	1.40	7.65	0.00	23.41

Our exposure to the group is as follows:

Counterpart	Country	Classification	Derivative instruments (market adjusted) MUSD	Deposits MUSD	Loans MUSD	Financial Investments MUSD	Exposure Exposure MUSD
Banco Santander España (*)	Spain	1	319.0	54.8	0.4	0.0	374.20
Santander UK	UK	1	24.0	2.0	0.0	0.0	26.00
Banco Santander Mexico	Mexico	2	9.4	0.0	0.0	0.0	9.4
Total			352.4	56.8	0.4	0.0	409.6
(*)	The total amount of this exposure to derivative instruments must be compensated daily with collateral and, therefore, the net credit exposure is USD 0.

Security interests and credit improvements

The maximum exposure to credit risk is reduced in some cases by security interests, credit improvements, and other actions which mitigate the Bank's exposure. Based on the foregoing, the creation of security interests are a necessary but not a sufficient condition for granting a loan; accordingly, the Bank's acceptance of risks requires the verification of other variables and parameters, such as the ability to pay or generate funds in order to mitigate the risk being taken on.

The procedures used for the valuation of security interests utilize the prevailing market practices, which provide for the use of appraisals for mortgage securities, market prices for stock securities, fair value of the participating interest for investment funds, etc. All security interests received must be instrumented properly and registered on the relevant register, as well as have the approval of legal divisions of the Bank.

The risk management model includes assessing the existence of adequate and sufficient guarantees that allow recovering the credit when the debtor's circumstances prevent them from fulfilling their obligations.

The Bank has classification tools that allow it to group the credit quality of transactions or customers. Additionally, the Bank has historical databases that keep this internally generated information to study how this probability varies. Classification tools vary according to the analyzed customer (commercial, consumer, SMEs, etc.).

Below is the detail of security interests, collateral, or credit improvements provided to the Bank as of December 31, 2019 and 2018,

	As of December 31,
	2019	2018
	MCh$	MCh$
Non-impaired financial assets:
Properties/mortgages	23,371,510	22,047,354
Investments and others	2,785,219	2,200,776
Impaired financial assets:
Properties/ mortgages	101,456	119,181
Investments and others	525	865
Total	26,258,710	24,368,176

Credit risk mitigation techniques

The Bank applies various methods of reducing credit risk, depending on the type of customer and product. As we shall see, some of these methods are specific to a particular type of transaction (i.e., real estate guarantees) while others apply to groups of transactions (i.e., netting and collateral arrangements).

Collateral

Banco Santander controls the credit risk through the use of collateral in its operations. Each business unit is responsible for credit risk management and formalizes the use of collateral in its lending policies.

Banco Santander uses guarantees in order to increase their resilience in the subject to credit risk operation. The guarantees can be used fiduciary, real, legal structures with power mitigation and compensation agreements. The Bank periodically reviews its policy guarantees by technical parameters, normative and also its historical basis, to determine whether the guarantee is legally valid and enforceable.

Credit limits are continually monitored and changed in customer behavior function. Thus, the potential loss values represent a fraction of the amount available.

Collateral refers to the assets pledged by the customer or a third party to secure the performance of an obligation. Collateral may be:

●	Financial: cash, security deposits, gold, etc.
●	Non-financial: property (both residential and commercial), other movable property, etc.

One very important example of financial collateral is the collateral agreement. Collateral agreements comprise a set of highly liquid instruments with a certain economic value that are deposited or transferred by a counterparty in favor of another party in order to guarantee or reduce any counterparty credit risk that might arise from the portfolios of derivative transactions between the parties in which there is exposure to risk.

Collateral agreements vary in nature but, whichever the specific form of collateralisation may be, the ultimate aim, as with the netting technique, is to reduce counterparty risk.

Transactions subject to a collateral agreement are assessed periodically (normally on a daily basis). The agreed-upon parameters defined in the agreement are applied to the net balance arising from these assessments, from which the collateral amount (normally cash or securities) payable to or receivable from the counterparty is obtained.

For real estate collateral periodic re-appraisal processes are in place, based on the actual market values for the different types of real estate, which meet all the requirements established by the regulator.

Specifically, mortgage loans are secured by a real property mortgage, and threshold mitigate counterparty credit risk of derivative instruments, (See note 9 c) ii) and iii), for a detail of the impaired portfolio and non-performing loans with or without guarantee).

Personal guarantees and credit derivatives

Personal guarantees are guarantees that make a third party liable for another party's obligations to the Bank. They include, for example, security deposits and standby letters of credit. Only guarantees provided by third parties that meet the minimum requirements established by the supervisor can be recognised for capital calculation purposes.

Credit derivatives are financial instruments whose main purpose is to hedge credit risk by buying protection from a third party, whereby the Bank transfers the risk of the issuer of the underlying instrument. Credit derivatives are OTC instruments, i.e. they are not traded in organized markets.

Credit derivative hedges, mainly credit default swaps, are entered into with leading financial institutions.

Assets Received in Lieu of Payment

Assets received or awarded in lieu of payment of loans and accounts receivable from clients are recognised at their fair value (as determined by an independent appraisal). The excess of the outstanding loan balance over the fair value is charged to net income for the period, under "Provision for loan losses". Any excess of the fair value over the outstanding loan balance, less costs to sell of the collateral, is returned to the client. These assets are subsequently adjusted to their net realizable value less cost to sale (assuming a forced sale).

At December 31, 2019, assets received or awarded in lieu of payment amounted to Ch$38,890 million (gross amount: Ch$40,932 million; allowance: Ch$2,042 million).

At December 31, 2018, assets received or awarded in lieu of payment amounted to Ch$38,326 million (gross amount: Ch$39,049 million; allowance: Ch$723 million).

Liquidity risk

Liquidity risk is the risk that the Bank may have difficulty meeting the obligations associated with its financial obligations.

Liquidity risk management

The Bank is exposed on a daily basis to requirements for cash funds from various banking activities, such as wires from checking accounts, fixed-term deposit payments, guarantee payments, disbursements on derivatives transactions, etc. As typical in the banking industry, the Bank does not hold cash funds to cover the balance of all the positions, as experience shows that only a minimum level of these funds will be withdrawn, which can be accurately predicted with a high degree of certainty.

The Bank's approach to liquidity management is to ensure-- whenever possible--to have enough liquidity on hand to fulfill its obligations at maturity, in both normal and stressed conditions, without entering into unacceptable debts or risking the Bank's reputation. The Board establishes limits on the minimal part of available funds close to maturity to fulfill said payments as well as over a minimum level of interbank operations and other loan facilities that should be available to cover transfers at unexpected demand levels. This is constantly reviewed. Additionally, the Bank must comply with the regulation limits established by the FMC (former SBIF) for maturity mismatches.

These limits affect the mismatches of future flows of income and expenditures of the Bank on an individual basis. They are:

i.   mismatches of up to 30 days for all currencies, up to the amount of basic capital

ii.  mismatches of up to 30 days for foreign currencies, up to the amount of basic capital

iii.  mismatches of up to 90 days for all currencies, twice the basic capital

The Financial Management Division receives information from all the business units on the liquidity profile of their financial assets and liabilities, as well as breakdowns of other projected cash flows stemming from future businesses. On the basis of that information, the Financial Management Division maintains a portfolio of liquid short–term assets, comprised mainly of liquid investments, loans and advances to other banks, to make sure the Bank has sufficient liquidity. The business units' liquidity needs are met through short–term transfers from the Financial Management Division to cover any short–term fluctuations and long–term financing to address all the structural liquidity requirements.

The Bank monitors its liquidity position every day, determining the future flows of its outlays and revenues. In addition, stress tests are performed at the close of each month, for which a variety of scenarios encompassing both normal market conditions and conditions of market fluctuation are used. The liquidity policy and procedures are subject to review and approval by the Bank's Board. Periodic reports are generated by the Market Risk Department, providing a breakdown of the liquidity position of the Bank and its subsidiaries, including any exceptions and the corrective measures adopted, which are regularly submitted to the ALCO for review.

The Bank relies on demand deposits from Retail, Middle-Market and Corporates, obligations to banks, debt instruments, and time deposits as its main sources of funding. Although most obligations to banks, debt instruments and time deposits mature in over a year, customer (retail) and institutional deposits tend to have shorter maturities and a large proportion of them are payable within 90 days. The short–term nature of these deposits increases the Bank's liquidity risk, and hence, the Bank actively manages this risk by continual supervision of the market trends and price management.

Liquidity risk management seeks to ensure that, even under adverse conditions, we have access to the funds necessary to cover client needs, maturing liabilities and capital requirements. Liquidity risk arises in the general funding for our financing, trading and investment activities. It includes the risk of unexpected increases in the cost of funding the portfolio of assets at appropriate maturities and rates, the risk of being unable to liquidate a position in a timely manner at a reasonable price and the risk that we will be required to repay liabilities earlier than anticipated.

The following table sets forth the balance of our liquidity portfolio managed by our Financial Management Division in the manner in which it is presented to the Asset and Liability Committee (ALCO) and the Board. The ALCO has determined that our liquidity portfolio must be comprised of cash plus assets that can be readily convertible into cash either through the Chilean Central Bank window, overnight deposits or instruments or the local secondary market. The management of the Bank's liquidity portfolio is performed by the Financial Management Division under rules determined by the ALCO and based on classifications by the FMC and the Bank's management.

	As of December 31,
	2019	2018
	MCh$	MCh$
Financial investments for trading	270,204	77,041
Available for sale investments	4,010,272	2,394,323
Encumbered assets (net) (1)	(380,055)	(48,843)
Net cash (2)	2,384,323	149,321
Net Interbank deposits (3)	(281,620)	967,095
Total liquidity portfolio	6,013,124	3,538,937
(1)	Assets encumbered through repurchase agreements are deduced from liquidity portfolio.
(2)	Cash minus reserve requirements. As is presented in Note 5 the reserve requirements are established by the monthly average reserves that the bank must maintain in accordance with regulation governing minimum reserves.

(3)	Includes overnight deposits in Central Bank, domestic banks and foreign banks.

Exposure to liquidity risk

A similar, yet not identical, measure is the calculation used to measure the Bank´s liquidity limit as established by the FMC (former SBIF). The Bank determines a mismatch percentage for purposes of calculating such liquidity limit which is calculated by dividing its benefits (assets) by its obligations (liabilities) according to maturity based on estimated repricing. The mismatch amount permitted for the 30 day and under period is 1 time [regulatory] capital and for the 90 day and under period – 2 times [regulatory] capital.

The following table displays the actual derived percentages as calculated per above:

	As of December 31,
	2019%	2018%
30 days	63	(20)
30 days foreign currency	-	-
90 days	79	(37)

Below, is the breakdown by maturity, of the liability balances of the Bank as of December 31, 2019 and 2018:

	Demand	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Subtotal up to 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Subtotal after 1 year	Total
As of December 31, 2019	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Obligations under repurchase agreements	-	380,055	-	-	380,055	-	-	-	-	380,055
Checking accounts, time deposits and other time liabilities	10,439,705	5,184,567	4,905,414	2,417,703	22,947,389	357,856	163,121	21,883	542,860	23,490,249
Financial derivatives contracts	-	422,749	427,825	951,684	1,802,258	1,253,280	1,180,948	3,154,168	5,588,396	7,390,654
Interbank borrowings	94	363,560	624,167	1,141,824	2,129,645	387,936	2,237	-	390,173	2,519,818
Issue debt instruments	-	285,159	759,519	1,044,674	2,089,352	2,394,850	2,042,292	2,974,229	7,411,371	9,500,723
Lease liabilities	-	-	-	26,061	26,061	45,978	36,393	50,062	132,433	158,494
Other financial liabilities	161,021	5,155	30,969	28,888	226,033	83	99	143	325	226,358
Subtotal	10,600,820	6,641,245	6,747,894	5,610,834	29,600,793	4,439,983	3,425,090	6,200,485	14,065,558	43,666,351
Contractual interest payments	10,473	148,731	267,994	1,727,401	2,154,599	1,720,990	1,653,500	3,101,084	6,475,574	8,630,173
Total	10,611,293	6,789,976	7,015,888	7,338,235	31,755,392	6,160,973	5,078,590	9,301,569	20,541,132	52,296,524

As of December 31, 2019, the scheduled maturities of other commercial commitments, including accrued interest, were as follows:

Other Commercial Commitments	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Performance guarantee	144,364	544,370	899,437	312,559	22,292	1,923,022
Confirmed foreign letters of credit	25,491	1,808	11,306	31,587	-	70,192
Letters of credit issued	30,555	348	33,439	70,924	-	135,266
Pledges and other commercial commitments	30,357	9,009	317,824	94,561	-	451,751
Total other commercial commitments	230,767	555,535	1,262,006	509,631	22,292	2,580,231

	Demand	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Subtotal up to 1 year	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Subtotal after 1 year	Total
As of December 31, 2018	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$
Obligations under repurchase agreements	-	48,545	-	-	48,545	-	-	-	-	48,545
Checking accounts, time deposits and other time liabilities	9,027,434	5,248,418	4,108,556	3,326,199	21,710,607	191,547	6,137	63,988	261,672	21,972,279
Financial derivatives contracts	-	131,378	120,361	349,551	601,290	495,789	471,185	949,464	1,916,438	2,517,728
Interbank borrowings	39,378	16,310	404,575	1,188,692	1,648,955	139,671	-	-	139,671	1,788,626
Issue debt instruments	-	71,465	39,267	745,830	856,562	2,431,849	1,549,743	3,277,079	7,258,671	8,115,233
Other financial liabilities	179,681	934	2,412	22,844	205,871	9,261	92	176	9,529	215,400
Subtotal	9,246,493	5,517,050	4,675,171	5,633,116	25,071,830	3,268,117	2,027,157	4,290,707	9,585,981	34,657,811
Contractual interest payments	4,918	82,292	158,760	812,920	1,058,890	1,156,262	1,110,918	1,537,385	3,804,565	4,863,456
Total	9,251,411	5,599,342	4,833,931	6,446,036	26,130,720	4,424,379	3,138,075	5,828,092	13,390,546	39,521,266

As of December 31, 2018, the scheduled maturities of other commercial commitments, including accrued interest, were as follows:

Other Commercial Commitments	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Performance guarantee	663,642	188,147	905,554	163,506	33,356	1,954,205
Confirmed foreign letters of credit	3,842	9,128	33,177	10,891	-	57,038
Letters of credit issued	12,469	110,970	54,015	45,937	29	223,420
Pledges and other commercial commitments	22,128	63,230	41,637	6,628	-	133,623
Total other commercial commitments	702,081	371,475	1,034,383	226,962	33,385	2,368,286

Market risk

Market risk arises as a consequence of the market activity, by means of financial instruments whose value can be affected by market variations, reflected in different assets and financial risk factors. The risk can be diminished by means of hedging through other products (assets/liabilities or derivative instruments) or terminating the open transaction/position. The objective of market risk management is to manage and control market risk exposure within acceptable parameters.

There are four major risk factors that affect the market prices: type of interest, type of exchange, price, and inflation. In addition and for certain positions, it is necessary to consider other risks as well, such as spread risk, base risk, commodity risk, volatility or correlation risk.

Market risk management

The Bank's internal management measure market risk based mainly on the procedures and standards of Banco Santander Spain, which are in turn based on an analysis of three principal components:

-	trading portfolio
-	local financial management portfolio
-	foreign financial management portfolio

The trading portfolio is comprised mainly of investments, valued at fair value, and free of any restriction on their immediate sale, which are often bought and sold by the Bank with the intent of selling them in the short term in order to benefit from short-term price fluctuations. The financial management portfolios include all the financial investments not considered a part of trading portfolio.

The ALCO has the general responsibility for the market risk. The Bank's risk/finance department is responsible for formulating detailed management policies and applying them to the Bank's operations, in conformity with the guidelines adopted by the ALCO and the Global Risk Department of Banco Santander Spain.

The department's functions in connection with trading portfolio include the following:

i.	apply the "Value at Risk" (VaR) techniques to measure interest rate risk,
ii.	adjust the trading portfolios to market and measure the daily income and loss from commercial activities,
iii.	compare the real VaR with the established limits,
iv.	establish procedures to prevent losses in excess of predetermined limits, and
v.	furnish information on the trading activities to the ALCO, other members of the Bank's management, and the Global Risk Department of Banco Santander Spain.

The department's functions in connection with financial management portfolios include the following:

i.	perform sensitivity simulations (as explained below) to measure interest rate risk for activities denominated in local currency and the potential losses forecasted by these simulations.
ii.	provide daily reports thereon to the ALCO, other members of the Bank's management, and the Global Risk Department of Banco Santander Spain.

Market risk – management of trading portfolio

The Bank applies VaR methodologies to measure the market risk of its trading portfolio. The Bank has a consolidated commercial position comprised of fixed–income investments and foreign currency trading. This portfolio is comprised mostly of Central Bank of Chile bonds, mortgage bonds, locally issued, low–risk corporate bonds and foreign currencies, mainly U.S. dollars. At the end of each year, the trading portfolio included no stock portfolio investments.

For the Bank, the VaR estimate is made under the historical simulation methodology, which consists of observing the behavior of the profits and losses that would have occurred in the current portfolio if the market conditions for a given historical period had been in force, in order to infer the maximum loss on the basis of that information, with a given degree of confidence. The methodology has the advantage of precisely reflecting the historical distribution of the market variables and not requiring any assumptions regarding the distribution of specific probabilities. All the VaR measures are intended to determine the distribution function for a change in the value of a given portfolio, and once that distribution is known, to calculate the percentile related to the necessary degree of confidence, which will be equal to the value at risk by virtue of those parameters. As calculated by the Bank, the VaR is an estimate of the maximum expected loss of market value for a given portfolio over a 1–day horizon, with a 99.00% confidence level. It is the maximum 1–day loss that the Bank could expect to experience in a given portfolio, with a 99.00% confidence level. In other words, it is the loss that the Bank would expect to experience only 1.0% of the time. The VaR provides a single estimate of market risk which is not comparable from one market risk to another. Returns are calculated through the use of a 2–year time window or at least 520 data points obtained since the last reference date for calculation of the VaR going backward in time.

We do not calculate three separate VaRs. We calculate a single VaR for the entire trading portfolio, which in addition is segregated by risk type. The VaR software performs a historical simulation and calculates a Profit and Loss Statement (P&L) for 520 data points (days) for each risk factor (fixed income, foreign currency and variable income.) The P&L of each risk factor is added together and a consolidated VaR is calculated with 520 points or days of data. At the same time a VaR is calculated for each risk factor based on the individual P&L calculated for each individual risk factor. Furthermore, a weighted VaR is calculated in the manner described above, but which gives a greater weighting to the 30 most recent data points. The larger of the two VaRs is the one that is reported. In 2019, 2018 and 2017, we used the same VaR model and there has been no change in methodology or assumptions for subsequent periods.

The Bank uses the VaR estimates to provide a warning when the statistically estimated incurred losses in its trading portfolio would exceed prudent levels, and hence, there are certain predetermined limits.

Limitations of the VaR model

When applying a calculation methodology, no assumptions are made regarding the probability distribution of the changes in the risk factors; the historically observed changes are used for the risk factors on which each position in the portfolio will be valued.

It is necessary to define a valuation function fj(xi) for each instrument, preferably the same one used to calculate the market value and income of the daily position, This valuation function will be applied in each scenario to generate simulated prices for all the instruments in each scenario.

In addition, the VaR methodology should be interpreted taking into consideration the following limitations:

-	Changes in market rates and prices may not be independent and identically distributed random variables and may not have a normal distribution. In particular, the assumption of normal distribution may underestimate the probability of extreme market movements;

-	The historical data used by the Bank may not provide the best estimate of the joint distribution of changes in the risk factors in the future, and any modification of the data may be inadequate. In particular, the use of historical data may fail to capture the risk of potential extreme and adverse market fluctuations, regardless of the time period used;

-	A 1-day time horizon may not fully capture the market risk positions which cannot be liquidated or covered in a single day, It would not be possible to liquidate or cover all the positions in a single day;

-	The VaR is calculated at the close of business, but trading positions may change substantially in the course of the trading day;

-	The use of a 99% level of confidence does not take account of, or make any statement about, the losses that could occur outside of that degree of confidence; and

-	A model such as the VaR does not capture all the complex effects of the risk factors over the value of the positions or portfolios, and accordingly, it could underestimate potential losses,

We perform back-testing daily and generally find that trading losses exceed our VaR estimate approximately one out of every 100 trading days. At the same time, we set a limit to the maximum VaR that we are willing to accept over our trading portfolio. Also, a maximum VaR limit was established that can be applied over the trading portfolio. During the first nine months of the year, the VaR remained at low levels. However as of October 2019 there was more market volatility as a consequence of the social crisis the country faced and there were temporary VaR excesses given the increase in market volatility.

The strategy to correct it was to decrease the foreign exchange and interest rate positions, which, in addition with a decrease in market volatility, caused the VaR for December 31, 2019 to be USD 4.7 million, below the total limit.

High, low and average levels for each component and year were as follows:

VaR	2019 USDMM	2018 USDMM
Consolidated:
High	15.78	5.23
Low	1.33	1.21
Average	3.06	2.01
Fixed-income investments:
High	9.77	2.54
Low	1.18	1.19
Average	2.33	1.71
Variable-income investments
High	-	0.01
Low	0.01	-
Average	-	-
Foreign currency investments
High	6.05	4.29
Low	0.10	0.09
Average	1.60	1.14

Market risk - local and foreign financial management

The Bank's financial management portfolio includes most of the Bank's non-trading assets and liabilities, including the credit/loan portfolio. For these portfolios, investment and financing decisions are strongly influenced by the Bank's commercial strategies.

The Bank uses a sensitivity analysis to measure market risk for domestic and foreign currencies (not included in the trading portfolio). The Bank carries out a simulation of scenarios that will be calculated as the difference between current flows in the chosen scenario (curve with a parallel movement of 100 basis points ("bp") in all its sections) and its value in the base scenario (current market). All positions in domestic currency indexed to inflation (UF) are adjusted by a sensitivity factor of 0,57 which represents a change in the curve of 57 bp in all real rates and 100 bp in nominal rates. The same scenario is carried out for net positions in foreign currency and interest rates in USD, In addition, the Bank has established limits regarding maximum loss this kind of movement in interest rates can have over capital and net financial income budgeted for the year.

To establish the consolidated limit, we add the foreign currency limit to the domestic currency limit and multiple by 2 the sum of the multiplication of them together both for net financial loss limit as well as for the capital and reserves loss limit, using the following formula:

Consolidated limit = square root of a2 + b2 + 2ab

a: domestic currency limit

b: foreign currency limit

Since we assume the correlation is 0; 2ab = 0, 2ab = 0

Limitations of the sensitivity models

The most important assumption is using an exchange rate of 100 bp based on yield curve (57 bp for real rates). The Bank uses a 100 bp exchange since sudden changes of this magnitude are considered realistic. Santander Spain Global Risk Department has also established comparable limits by country, so as to compare, control and consolidate market risk by country in a realistic and orderly fashion.

In addition, the sensitivity simulation methodology should be interpreted taking into consideration the following limitations:

-	The simulation of scenarios assumes that the volumes remain consistent in the Bank's Consolidated Statements of Financial Position and are always renewed at maturity, thereby omitting the fact that certain credit risk and prepayment considerations may affect the maturity of certain positions.

-	This model assumes an identical change along the entire length of the yield curve and does not take into account the different movements for different maturities.

-	The model does not take into account the volume sensitivity which results from interest rate changes.

-	The limits to losses of budgeted financial income are calculated based on the financial income foreseen for the year, which may not be actually earned, meaning that the real percentage of financial income at risk may be higher than the expected one.

Market risk – Financial management portfolio – December 31, 2019 and 2018

	2019		2018
	Effect on financial income	Effect on capital	Effect on financial income	Effect on capital

Financial management portfolio – local currency (MCh$)
Loss limit	100,000	275,000	48,000	192,001
High	32,719	273,473	43,742	189,725
Low	12,686	145,338	27,854	170,450
Average	24,719	228,772	37,569	180,972
Financial management portfolio – foreign currency (Th$US)
Loss limit	30	75	30	75
High	20	35	12	38
Low	5	1	4	(10)
Average	12	12	9	22
Financial management portfolio – consolidated (in MCh$)
Loss limit	100,000	275,000	48,000	192,002
High	34,462	271,989	45,492	192,848
Low	15,236	143,836	29,167	168,766
Average	27,918	227,303	38,908	182,557

Capital risk

The Group defines capital risk as the risk that the Group or any of its companies may have an insufficient amount and/or quality of capital to: meet the minimum regulatory requirements in order to operate as a bank; respond to market expectations regarding its creditworthiness; and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

The objectives in this connection include most notably:

●	To meet the internal capital and capital adequacy targets

●	To meet the regulatory requirements

●	To align the Bank's strategic plan with the capital expectations of external agents (rating agencies, shareholders and investors, customers, supervisors, etc.)

●	To support the growth of the businesses and any strategic opportunities that may arise

The Group has a capital adequacy position that surpasses the levels required by regulations.

Capital management seeks to optimize value creation at the Bank an at its different business segment. The Bank continuously evaluates it risk-return ratios through its basic capital, effective net equity, economic capital and return on equity. With regard to capital adequacy, the Banks conducts its internal process based on the CMF standards (former SBIF) which are based on Basel Capital Accord (Basel I), Economic capital is the capital required to support all the risk of the business activity with a given solvency level.

Capital is managed according to the risk environment, the economic performance of Chile and the business cycle, Board may modify our current equity policies to address changes in the mentioned risk environment,

Minimum Capital

Under the General Banking Law, a bank is required to have a minimum of UF800,000 (approximately Ch$22,648 million or USD$30,3 million as of December 31, 2019) of paid-in capital and reserves, calculated in accordance with Chilean GAAP.

Capital adequacy requirement

Chilean banks are required by the General Banking Law to maintain regulatory capital of at least 8% of risk-weighted assets, net of required loan loss allowance and deductions, and paid-in capital and reserves ("basic capital") of at least 3% of total assets, net of required loan loss allowances. Regulatory capital and basic capital are calculated based on the consolidated financial statements prepared in accordance with the Compendium of Accounting Standards issued by the CMF (former SBIF) the Chilean regulatory agency. As we are the result of the merger between two predecessors with a relevant market share in the Chilean market, we are currently required to maintain a minimum regulatory capital to risk-weighted assets ratio of 11%. As of December 31, 2019, the ratio of our regulatory capital to risk-weighted assets, net of loan loss allowance and deductions, was 12,86% and our core capital ratio was 6,96%.

Regulatory capital is defined as the aggregate of:

●	a bank's paid-in capital and reserves, excluding capital attributable to subsidiaries and foreign branches or basic capital;

●	its subordinated bonds, valued at their placement price (but decreasing by 20,0% for each year during the period commencing six years prior to maturity), for an amount up to 50,0% of its basic capital; and

●	its voluntary allowances for loan losses for an amount of up to 1,25% of risk weighted-assets,

The levels of basic capital and effective net equity at the close of each period are as follows:

			Ratio
	As of December 31,		As of December 31,
	2019	2018	2019	2018
	MCh$	MCh$	%	%
Basic capital	3,390,823	3,239,546	6.96	7.72
Regulatory capital	4,304,401	4,101,664	12.86	13.40

Risk Concentration

The Bank operates mainly in Chile, thus most of its financial instruments are concentrated in that country. See Note 38, credit risk to see concentration of the Bank's loans and accounts receivable by industry above.